Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Revenues
Sales of goods	$ 5	$ 30
Total revenues	5	30
Operating expenses
Research and development	1,555	1,729
General and administrative and Marketing	1,077	1,185
Cost of sales	4	29
Total expenses	2,636	2,943
Loss from operations	(2,631)	(2,913)
Other expense
Interest income(cost)	25	53
Operating lease and financial expense	(9)	(10)
Loss before income tax	(2,615)	(2,870)
Income tax provision(recovery)
Net Loss	$ (2,615)	$ (2,870)
Net loss per share Basic & Diluted	$ (0.04)	$ (0.04)
Weighted average number of common shares outstanding Basic & Diluted	71,598	67,046